                                                                EXHIBIT 10(b)

OO82-mea
6-1-81
218100-015-001

                                                      * THIS PLAN WAS ASSUMED BY
                                                          CLEVELAND - CLIFFS INC
                                                          ----------------------
                                                              ON JULY 1, 1985.

                      THE CLEVELAND-CLIFFS IRON COMPANY *

                               PLAN FOR DEFERRED
                           PAYMENT OF DIRECTORS' FEES
                           --------------------------

1.  Purpose of Plan.
    ---------------

        It is the purpose of this Plan for Deferred Payment of Directors' Fees (the "Plan") to enable each Director of The Cleveland-Cliffs Iron Company (the "Company") to defer some or all fees which may be payable to the Director for future services to be performed by him as a member of the Board of Directors of the Company, or as a member of any committee thereof.

2.  Eligibility.
    -----------

        Any director of the Company who is separately compensated for his services on the Company's Board of Directors, or on any committee of such Board, shall be eligible to participate in the Plan. Any Director who participates in the Plan is referred to as a "Participant."

3.  Manner of Election.
    ------------------

        Any person wishing to participate in the Plan must file with the Secretary of the Company at 1460 Union Commerce Building, Cleveland, Ohio 44115, a written notice, on the Notice of Election form attached as Exhibit A, electing to defer payment of all or a portion of his compensation as a Director (an "Election"). If filed not later than June 30, 1981, following the adoption on June 4, 1981 of this Plan by the Board of Directors, the Election shall be effective with respect to compensation as a Director of the Company earned on or after July 1, 1981 in the balance of such calendar year, and except as otherwise provided below in subsequent calendar years. In other cases, a person from whom an Election is not in effect may elect to Participate in the Plan as follows: (a) with respect to Directors' fees payable for any calendar year by filing an Election, in accordance with the procedure described above, on or before December 31 of the preceding calendar year; and (b) with respect to Directors' fees payable for any portion of a calendar year which remains at the time of such person's initial election to the office of Director of the Company, or any subsequent re-election if immediately prior thereto he was not serving as a Director, by filing within 30 days subsequent to such election or re-election, an Election, in accordance with the procedure described above. In that event, such Election shall be effective only with respect to compensation earned in the calendar quarter following such election and thereafter as such a Director. An effective Election may not be revoked or modified with respect to directors' fees payable for the calendar year or portion of a calendar year for which such Election is effective and such Election, unless terminated or modified as described below, shall apply to Directors' fees payable with respect to each subsequent calendar year. An effective Election may be terminated or modified for any subsequent calendar year by the filing, as described above, of either a new Election, in regard to modifications, or a notice of Termination, on the form attached as Exhibit B, in regard to terminations, on or before December 31 immediately preceding the calendar year for which such modification or termination is to be effective. An effective Election shall also terminate on the date a person ceases to be a Director. A person for whom an effective Election is terminated may thereafter file a new Election for future calendar years for which he is eligible to participate in the Plan.

4.  Deferred Compensation Accounts.
    ------------------------------

        The amount of any Director's fees deferred in accordance with an Election shall be credited to a deferred compensation account maintained by the Company on its books in the name of the Director ("Deferred Compensation Account").

        In the case of a Participant who has elected that amounts credited to his account under this Plan be invested in whole shares of Common Shares of the Company, all amounts so credited to the account of such Participant under this Plan, to the extent prescribed by the Participant in his election, shall be invested and reinvested quarterly by the Company in whole shares of Common Shares of the Company;

        In lieu of the cash dividends which would be payable on the shares of the Common Shares of the Company credited to the account of a participant on any dividend record date if such shares were then outstanding in the hands of the public, the Company shall credit the account of such Participant, on the dividend payment date, with an amount equivalent to such dividends ("dividend equivalents"). The shares of Common Shares of the Company credited to the account of a Participant shall be adjusted to reflect any stock dividends or stock splits in respect to Common Shares. Further, if the Company shall issue any other shareholder right, it shall, on the date of such issuance, credit to the account of each Participant the amount of the value of the right which would have been issued on the share of Common Shares of the Company credited to such account on the record date for such distribution if such shares had been owned by the Participant.

5.  No Trust or Lien etc.
    ---------------------

        Solely for convenience in administering the Plan and in describing the cash and Common Shares of the Company attributable to the investment or reinvestment of the amounts credited to the account of a Participant, the amount of such cash, and the amount of such Common Shares shall be reflected in the account of such Participant and shall be respectively referred to in the Plan as cash and Common Shares of the Company "credited" to such account, or as assets "credited" to such account. However, the purpose of the Plan is merely to describe an unsecured promise by the Company to make the payments or distributions described in the Plan and not to create any trust for the benefit of any Participant or any other person, including, without limitation, any death beneficiary described in Section 12 of the Plan. All right, title and interest in cash and Common Shares of the Company referred to in the Plan and credited to the account of a Participant shall remain at all times solely in the Company (the account being merely a record of the Company's unsecured contractual obligation under the Plan). No cash or Common Shares of the Company credited under the Plan to a Participant's account on the books of the Company shall be held in trust for such Participant or any other person, including, without limitation, any death beneficiary referred to in Section
12, and neither such Participant nor any other person, including, without limitation, any death beneficiary referred to in Section 12, shall have any right, title or interest of any kind in any such cash or Common Shares.

6.  Annual Report to Participants
    -----------------------------

        The Treasurer of the Company shall keep an accurate record of the cash and Common Shares of the Company credited to the account of each Participant, and as of the end of each calendar year shall deliver to each Participant a written statement showing the cash and such Common Shares credited to his account.

7.  Adjustment of Deferred Compensation Account.
    -------------------------------------------

        As of each Accounting Date (as defined below), the Deferred Compensation Account for each Director shall be adjusted for the period elapsed since the last preceding Accounting Date to reflect the adjustments required by this Plan, including the following:

    (a) FIRST, the account shall be charged with any distribution made during the period in accordance with Section 10 below, and any taxes, costs and expenses paid by the Company with respect to the sale of any Common Shares credited to such account, as described in Section 9.

    (b) THEN, the account shall be credited with the Interest Factor for that period, as defined in Section 8, below, with respect to the amount of any cash remaining in the account, and with respect to any "dividend equivalents" or other amounts described in Section 4.

        (c) FINALLY, the account shall be credited with the amount, if any, of any Director's fees deferred during that period in accordance with an effective Election under Section 3, above.


For purposes of this Plan, the term "Accounting Date" means each March 31, June 30, September 30 and December 31.

8.  Interest Factor.
    ---------------

        As at any Accounting Date, the term "Interest Factor" means an amount, if any, determined by multiplying (i) an amount equal to the cash credited to the Director's Deferred Compensation Account for the period remaining credited to such Account in such quarterly accounting period, by (ii) a percentage determined by multiplying (A) the weighted average of the annual prime rates of interest in effect at The AmeriTrust Company, Cleveland, Ohio for such quarterly accounting period by (B) a fraction, the numerator of which is the number of days in the period in which such amount of cash was credited to such account; and the denominator of which is the total number of days in such year.

9.  Sale of Common Shares preliminary to any distribution.
    ------------------------------------------------------

        In anticipation of any distribution to a Participant, the Treasurer of the Company shall convert into cash, through sale or otherwise, some or all of the common Shares of the Company which might otherwise be distributed at the time of the ensuing distribution to the Participant as provided in Section 10 below. In such event the account of the Participant shall be appropriately adjusted and such cash proceeds (after deduction of taxes or other costs and expenses, if any, paid by the Company because of the sale) shall be paid to the Participant as provided in Section
10 below.

10. Manner of Payment.
    -----------------

        The amounts credited to a Participant's Deferred Compensation Account under this Plan will be paid to him or, in the event of his death, to his designated beneficiary, in accordance with his Election. If a participant elects to receive payment of such account in installments rather than in a lump-sum, the payment period shall not exceed ten years following the Payment Commencement Date, as defined in Section 11 below.

        If distributions are to be made in annual installments, each annual distribution, after the first distribution, shall be made approximately one year after the preceding annual distribution.

        (a) At each annual date for distribution, there shall be distributed to the Participant in cash an amount equal to the appropriate fraction of the sum of the fair market value of Common Shares and the cash then credited to his account.

        (b) The fraction referred to in (a) above of this Section 10 shall be as follows:

        The numerator shall be one; and the denominator shall be that number determined by subtracting from (i) the original aggregate number of annual installments previously elected as the period over which distributions are to be made, (ii) the number of annual distributions, if any, theretofore made to the Participant and, in the event of his death, to any of his death beneficiaries.

        (c) Notwithstanding the provisions of (a) and (b) of this Section 10, the Plan Committee, in its absolute discretion exercised in good faith, may accelerate the rate of distribution provided for in such (a) and (b), but only in the case of financial hardship, as determined by and in the sole discretion of the the Plan Committee. If there is no Plan Committee, such decision shall be made by the Board. However, no member of the Board shall participate in any such decision with respect to such member as a Participant.

        The balance of the account shall be appropriately reduced in accordance with this Section 10, above, to reflect the installment payments made hereunder. Amounts of cash held pending distribution pursuant to this Section 10 shall continue to be credited with the Interest Factor as described in
Section  8 above.

11. Payment Commencement Date.
    -------------------------

        Payments of amounts credited to the account of a Participant with respect to Director fees deferred with respect to any calendar year Pursuant to an election under the Plan, and any additional amounts credited to a Participant's account under this Plan with respect to such amounts or increments thereto under this Plan, shall commence on March 30 of the calendar year following the calendar year in which the Participant ceases to be a Director of the Company, unless the Participant, at the time of his or her election to defer any fees earned for such calendar year, elected that such amounts deferred pursuant to such election for such calendar year and any additional amounts credited to such Participant's account under this Plan with respect to such deferred amounts, elected that payments of all of such amounts be made on March 30 of the calendar year following the calendar year in which the Participant reaches his or her 65th birthday. Any such election with respect to the amount of director fees for a given calendar year which are deferred pursuant to this Plan shall be irrevocable.

12. Beneficiary Designation.
    -----------------------

        A Participant may designate, in the Beneficiary Designation form attached as Exhibit C, any person or persons to whom payments are to be made if the Participant dies before receiving payment of all amounts due hereunder, and the proportion or proportions in which distributions of such amounts are to be made to each such person. A beneficiary designation will be effective only after the signed Beneficiary Designation form is filed with and accepted by the Secretary of the Company while the Director is alive and will cancel all beneficiary designations signed and filed earlier. Any person or persons so effectively designated are referred to as death beneficiaries. Any such designation may be terminated or modified from time to time by the Participant. If and to the extent that a Participant fails to designate a death beneficiary or if all of the death beneficiaries of the Participant die before the death of the Participant or before complete payment of all amounts credited to the Participant's account under this Plan, the remaining unpaid amounts shall be paid in one lump sum to the estate of the last to die of the Participant or the Participant's designated death beneficiaries, if any.

13. Non-Alienability of Benefits.
    ----------------------------

        Neither any Participant nor any death beneficiary designated by him pursuant to Section 12 of this Plan shall have any right to, directly or indirectly, alienate, assign or encumber any amount that is or may be payable hereunder, nor shall any such amounts be subject to alienation, assignment, encumbrance or garnishment, voluntary or involuntary, by process of law or otherwise.

14. Administration of Plan.
    ----------------------

        Full power and authority to construe, interpret and administer the Plan shall be vested in (i) a committee of the Board of Directors consisting of those Directors who are not Participants under the Plan, and selected by the Board of Directors to serve as such Committee ("Plan Committee"), or (ii) if each member of the Board is a Participant in the Plan, then, the entire Board, but in such latter event, no member of the Board who is a Participant shall participate in any decision affecting uniquely such member as a Participant. Decisions of such committee, or such Board, as the case may be, made in good faith, shall be final, conclusive and binding upon all parties.

15. Amendment or Discontinuance of Plan.
    -----------------------------------

        At the sole discretion of the Board this Plan may be discontinued or changed at any time, and from time to time, at the sole discretion of the Board, or the Plan Committee to the extent that the Board may delegate such authority to such Plan Committee; provided that in the event of such discontinuance or change in the Plan the amounts and Common Shares of the Company theretofore credited to the account of such Participant prior to such discontinuance or change in the Plan (including, without limiting the generality of the foregoing, amounts attributable to the investment or reinvestment of the amounts theretofore credited thereto pursuant to the Company's obligation under the Plan and all additions thereto) shall be distributed at the time, and subject to the provisions and qualifications hereinabove set forth. Notwithstanding the foregoing, the Board or such Plan Committee may make any change in the Plan that, under all the Circumstances, is beneficial and equitable to the Participant and is consistent with the spirit and purposes of the Plan. However, no Director who is a Participant of the Plan shall participate in any such decision uniquely applicable to such Participant.

16. Exception.
    ---------

        In the absence of bad faith or gross neglect of duty on his part, no member or former member of the Plan Committee or the Board of directors shall have any liability to the Company or to any other person, firm or corporation arising out of or connected with the administration of the Plan for any decision made in good faith.

17. Governing Law.
    -------------

        The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Ohio.

18. Effective Date.
    --------------

        This Plan shall become effective on July 1, 1981.

                                                                       Exhibit A
                                                                        Form #1*

                              NOTICE OF ELECTION*
                              ------------------

                       The Cleveland-Cliffs Iron Company

                       Re:  Plan for Deferred Payment of
                            Director's Fees (the "Plan")
                            ----------------------------

        1. Pursuant to the provisions of the Plan, I elect to have fees payable to me for services on The Cleveland-Cliffs Iron Company Board of Directors and on any committee of such Board of Directors deferred in the manner specified below. I understand that if this election is filed on or before June 30, 1981, it shall be irrevocable with respect to Director fees earned by me on and after July 1, 1981 in balance of such calendar year and in each subsequent calendar year, and shall continue in effect for subsequent calendar years, except as provided below.

        Any election described in the preceding paragraph shall be irrevocable as to Director fees earned in any subsequent calendar year except to the extent I file a Notice of Election or Notice of Termination on or before the December 31 prior to any such subsequent calendar year.

        2.   Percentage of Fees Deferred: ________ %





__________________
* This Form of Election to be used only by a person who is a member of the Board of Director on June 4, 1981 and files this Form of Election on or before June 30, 1981.

        3.  Investment of Amounts Deferred.
            ------------------------------

        I further elect that __________ percentage of all Director fees earned for each year of services and deferred pursuant to my election, shall be invested by the Company in whole shares of Common Shares of the Company, pursuant to the terms of such Plan, and such Common Shares shall be credited to my account as a Participant under such Plan, all pursuant to the terms and conditions of such Plan.

        4.  Method of Payment:
            -----------------

            __________  Lump Sum, or

            __________  Installments over a period of Years (not over ten).

        5. Payment of deferred fees shall commence on March 30 of the Year of Deferred Payment selected.

        6.  Installment payments:
            --------------------

        Installment payments of amounts credited to my account under the Plan shall commence on March 30 of the calendar year following the calendar year in which I cease to be a Director of the Company, unless I elect the following commencement date:

         __________ March 30 of the calendar year following the calendar year in which I reach my 65th birthday, whether or not I previously ceased to be a Director of the Company.

        7.  Lump Sum Payment:
            ----------------

        If payment of amounts credited to my account is to be made in a lump sum rather than in installments, pursuant to my election to have payments made in a lump sum, such lump sum payment shall be made on March 30 of the calendar year following the calendar year in which I cease to be a Director, unless I elect following payment date:

        __________ March 30 of the calendar year following the calendar year in which I reach my 65th birthday, whether or not I previously ceased to be a Director of the Company.

        8. If election was made to have payments made in installments, identify the frequency of installments: (Select One)

                        Annually (payable on March 30)  __________
                        Quarterly (Payment on March 30,
                          June 29, September 29, and
                          December 30)                  __________




Date _____________________________   Signature ______________________________



                  Date Election is received by the Secretary:



Date _____________________________   Signature ______________________________
                                               Secretary of Company

                                                                       Exhibit A
                                                                        Form #2*


                              NOTICE OF ELECTION*
                              ------------------

                       The Cleveland-Cliffs Iron Company

                        Re: Plan for Deferred Payment of
                            Director's Fees (the "Plan")
                            ----------------------------

        1. Pursuant to the provisions of the Plan, I elect to have fees payable to me for services on The Cleveland-Cliffs Iron Company Board of Directors and on any committee of such Board of Directors deferred in the manner specified below. With respect to any election filed on or after July 1, 1981, I understand that this election shall be irrevocable as to fees earned by me during the next full calendar year and each subsequent calendar year, and shall continue in effect for subsequent calendar years except as provided below.

        Any election described in the preceding paragraph shall be irrevocable as to Director fees earned in any subsequent calendar year except to the extent I file a Notice of Election or Notice of Termination on or before the December 31 prior to any such subsequent calendar year.

        2.  Percentage of Fees Deferred: __________ %





____________________
* This Form of Election to be used only by a member of the Board who files this Form of Election on or after July 1, 1981, and for whom Form #3 is not appropriate.

        3.  Investment of Amounts Deferred.
            ------------------------------

        I further elect that _____ percentage of all Director fees earned for each year of Services and deferred pursuant to my election, shall be invested by the Company in whole shares of Common Shares of the Company, pursuant to the terms of such Plan, and such Common Shares shall be credited to my account as a Participant under such Plan, all pursuant to the terms and conditions of such Plan.

        4.  Method of Payment:
            -----------------

            __________  Lump Sum, or

            __________  Installments over a period of Years (not over ten).

        5. Payment of deferred fees shall commence on March 30 of the Year of Deferred Payment selected.

        6.  Installment payments:
            --------------------

        Installment payments of amounts credited to my account under the Plan shall commence on March 30 of the calendar year following the calendar year in which I cease to be a Director of the Company, unless I elect the following commencement date:

        _______ March 30 of the calendar year following the calendar year in which I reach my 65th birthday, whether or not I previously ceased to be a Director of the Company.

        7.  Lump Sum Payments:
            -----------------

        If payment of amounts credited to my account is to be made in a lump sum rather than in installments, pursuant to my election to have payments made in a lump sum, such lump sum payment shall be made on March 30 of the calendar year following the calendar year in which I cease to be a Director, unless I elect following payment date:

        ____ March 30 of the calendar year following the calendar year in which I reach my 65th birthday, whether or not I previously ceased to be a Director of the Company.

        8. If election was made to have payments made in installments, identify the frequency of installments: (Select One)

                        Annually (payable on March 30)  _______
                        Quarterly (payable on March 30,
                           June 29, September 29, and
                           December 30)                 _______



Date ____________________________    Signature ______________________________



                  Date Election is received by the Secretary:



Date ____________________________    Signature ______________________________
                                               Secretary of Company

                                                                       Exhibit A
                                                                        Form #3*

                              NOTICE OF ELECTION*

                       The Cleveland-Cliffs Iron Company

                        Re: Plan for Deferred Payment of
                          Director's Fees (the "Plan")
                          ----------------------------

        1. Pursuant to the provisions of the Plan, I elect to have fees payable to me for services on The Cleveland-Cliffs Iron Company Board of Directors and on any committee of such Board of Directors deferred in the manner specified below. With respect to Director fees earned by me for any portion of a calendar year which remains at the time of my initial election to the office of Director of the Company, or any subsequent reelection if immediately prior thereto I was not serving as a Director, the election must be made within 30 days subsequent to such election or re-election to be effective with respect to such Director fees earned in the subsequent calendar quarters of such calendar year. Such election shall be irrevocable with respect to such portion of the calendar year which remains, and each subsequent calendar year, and shall continue in effect for subsequent calendar years except as provided below.

        Any election described in the preceding paragraph shall be irrevocable as to Director fees earned in any subsequent calendar year except to the extent I file a Notice of Election or Notice of Termination on or before the December 31 prior to any such subsequent calendar year.

        2.  Percentage of Fees Deferred: __________ %





____________________
* This Form of Election to be used only by a person who is elected or re-elected to the Board of Directors after July 1, 1981 and who immediately prior to such election or re-election was not a member of the Board of Directors.

        3.  Investment of Amounts Deferred.
            ------------------------------

     I further elect that __________ percentage of all Director fees earned for each year of services and deferred pursuant to my election, shall be invested by the Company in whole shares of Common Shares of the Company, pursuant to the terms of such Plan, and such Common Shares shall be credited to my account as a Participant under such Plan, all pursuant to the terms and conditions of such Plan.

        4.  Method of Payment:
            -----------------

            __________ Lump Sum, or

            __________ Installments over a period of Years (not over ten).

        5. Payment of deferred fees shall commence on March 30 of the Year of Deferred payment selected.

        6.  Installment payments:
            --------------------

        Installment payments of amounts Credited to my account under the Plan shall commence on March 30 of the calendar year following the calendar year in which I cease to be a Director of the Company, unless I elect the following commencement date:

            __________ March 30 of the calendar year following the calendar year in which I reach my 65th birthday, whether or not I previously ceased to be a Director of the Company.

        7.  Lump Sum Payment:
            ----------------

        If payment of amounts credited to my account is to be made in a lump sum rather than in installments, pursuant to my election to have payments made in a lump sum, such lump sum payment shall be made on March 30 of the calendar year following the calendar year in which I cease to be a Director, unless I elect following payment date:

        __________ March 30 of the calendar year following the calendar year in which I reach my 65th birthday, whether or not I previously ceased to be a Director of the Company.

        8. If election was made to have payments made in installments, identify the frequency of installments: (Select One)

                        Annually (payable on March 30)  __________
                        Quarterly (payable on March 30,
                           June 29, September 29, and
                           December 30)                 __________



Date __________________________   Signature ______________________________



                  Date Election is received by the Secretary:



Date __________________________   Signature ______________________________
                                                 Secretary of Company

                                                                       Exhibit B


                             NOTICE OF TERMINATION
                             ---------------------
Secretary
The Cleveland-Cliffs Iron Company
1460 Union Commerce Building
Cleveland, Ohio 44115

                       The Cleveland-Cliffs Iron Company

                        Re: Plan for Deferred Payment of
                            Directors' Fees (the "Plan")
                            ----------------------------

   Pursuant to the provisions of the Plan, I hereby terminate my participation in the Plan effective as of January 1, 19__.



Date __________________________   Signature ______________________________

                                   EXHIBIT C

                       DESIGNATION OF DEATH BENEFICIARIES
                       ----------------------------------
Secretary
The Cleveland-Cliffs Iron Company
1460 Union Commerce Building
Cleveland, Ohio 44115

                       The Cleveland-Cliffs Iron Company

                        Re: Plan for Deferred Payment of
                            Directors' Fees (the "Plan")
                            ----------------------------

        Any amounts credited to my account under the Plan unpaid at my death shall be paid to the following primary beneficiary or beneficiaries, in the proportions designated:




                                       %
--------------------------    ---------    ------------------------
Name                          Proportion   Relationship




------------------------------------------------------------------------------
Address




                                       %
--------------------------    ---------    ------------------------
Name                          Proportion   Relationship




------------------------------------------------------------------------------
Address




                                       %
--------------------------    ---------    ------------------------
Name                          Proportion   Relationship




------------------------------------------------------------------------------
Address

        If any named primary beneficiary predeceases me, and I have not otherwise provided for disposition of the balance of the payments credited to my account to be paid to such primary beneficiary how such primary beneficiary continued to have, then, in that event, the balance of such payments shall be paid to the person or persons designated below, in each case, in the proportions designated below:




                                       %
--------------------------    ---------    ------------------------
Name                          Proportion   Relationship




------------------------------------------------------------------------------
Address




                                       %
--------------------------    ---------    ------------------------
Name                          Proportion   Relationship




------------------------------------------------------------------------------
Address




                                       %
--------------------------    ---------    ------------------------
Name                          Proportion   Relationship




------------------------------------------------------------------------------
Address


        This designation supercedes any previous beneficiary designation made by me with respect to the amounts credited to my account under the Plan. I hereby reserve the right to terminate or modify any designation made by this Instrument, at any time or from time to time.



Date ____________________   ______________________________
                            Signature


Date ____________________   ______________________________
                            Witness

                   Date Designation is received by Secretary


____________________   ______________________________
Date                   Secretary of Company

0082-mea
218100-015-001
6-2-81
                                    SUMMARY
                              OF PLAN FOR DEFERRED
                           PAYMENT OF DIRECTORS' FEES


1. You may elect to defer some or all of your retainer and attendance fees by completing and filing a Notice of Election (Exhibit "A") with the Secretary.

2. Once you elect you may not revoke or modify the deferral for the remainder of the then current calendar year.

3. On or before December 31st of any year, you may terminate or modify your participation in the Plan for subsequent calendar years.

4. The amount which you defer will be credited to a deferred compensation account in your name, and will earn quarterly interest as determined by the prime rate at AmeriTrust Company (formerly The Cleveland Trust Company) or, if and to the extent you so elect, the amounts credited to your account will be invested in whole shares of Common Shares of the Company.

5. The amount which you defer and any interest credited to your account, or if any amounts were invested in Common Shares of the Company, any dividend equivalents with respect to such shares and the proceeds from the sale of Common Shares of the Company will be paid to you or, in the event of your death, your designated beneficiary, in a lump sum, or if you so elect, in installments over a period not in excess of ten years.

6. You should complete and file a Beneficiary Designation (Exhibit "C") with the Secretary.

7. Your participation in the Plan terminates on the date you no longer serve as a Director. Your first deferred payment (or lump sum) will be paid on March 30th of the year following the year you cease to be a Director, or the year following your 65th birthday, as you select on Exhibit "A".

8. This Plan was adopted by the Board at its June 4, 1981 meeting and it becomes effective as of July 1, 1981. To participate immediately you must file Exhibit "A" with the Secretary on or before June 30, 1981.

9. In general, under current principles, the amount you defer and any increments credited to your account will not be subject to U.S income taxation until received.